Note 2 - Basis of Presentation and Summary of Significant Accounting Policies: Fair Value Measurements: Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis

Level components:	As of December 31, 2015	As of December 31, 2014
Cash	$148,769	$39,987
Accounts receivable	33,227	274,640
Accounts receivable - related party	18,000	3,600
Inventories, net of allowance	439,158	508,338
Prepaid expenses	5,953	16,000
Other current assets	-	652
Acc/payable and accrued liabilities	211,429	195,183
Accounts payable - related party	3,156	-
Short term debt, net of discounts	235,237	-
Unearned revenue	1,434	3,443
Level 1 total	$1,096,363	$1,041,843

Derivative liability	$11,807	$9,168
Level 2 total	$11,807	$9,168
	-	-
Level 3 total	$0	$0